SUPPLEMENT TO THE PROSPECTUSES AND
SUMMARY PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE MONEY MARKET FUNDS

ForPrime Investment Money Market Fund (the “Fund”)

Reorganization and Meeting of Shareholders

                The Board of Trustees of the Wells Fargo Funds Trust (the “Board”) has unanimously approved the reorganization of the Fund into the Wells Fargo Advantage Heritage Money Market Fund, an existing Wells Fargo Advantage Fund. The reorganization was proposed by Wells Fargo Funds Management, LLC (“Funds Management”), investment adviser to the Wells Fargo Advantage Funds.

The reorganization is expected to occur in March 2013. Prior to the reorganization, shareholders of the Fund may continue to purchase and redeem their shares subject to the limitations described in the Fund’s prospectuses. No shareholder action is necessary.

November 7, 2012	MMIT112/P1204SP